SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 January 9, 2004
                       (Date of earliest event reported)

                        COMMERCIAL CAPITAL BANCORP, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                       000-50126                 33-0865080
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)

One Venture, 3rd Floor, Irvine, California                         92618
(Address of principal executive offices)                         (Zip Code)

                                 (949) 585-7500
              (Registrant's telephone number, including area code)

                                 Not Applicable
        (Former name, former address and former fiscal year, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   The following exhibit is included with this Report:

            Exhibit 99.1 Press Release dated January 9, 2004.

Item 9. Other Events and Required FD Disclosure

      On January 9, 2004, Commercial Capital Bancorp, Inc. announced by press release that it does not have, nor has it ever had, any Real Estate Investment Trust ("REIT") subsidiaries, and as a result is not impacted by recent REIT related tax law revisions by the State of California Franchise Tax Board.

A copy of the press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        COMMERCIAL CAPITAL BANCORP, INC.


                                        By: /s/ Stephen H. Gordon
                                            -------------------------
                                            Stephen H. Gordon
                                            Chairman of the Board and
                                            Chief Executive Officer

Date: January 9, 2004